Exhibit 99.1

MORGANS HOTEL GROUP CONFIRMS UNSOLICITED PROPOSAL

FROM THE YUCAIPA COMPANIES

NEW YORK, November 1, 2013 — Morgans Hotel Group Co. (NASDAQ: MHGC) (“Morgans Hotel Group” or the “Company”) today confirmed that it has received a letter from The Yucaipa Companies, LLC, (“Yucaipa”) containing an unsolicited and conditional proposal to acquire Morgans Hotel Group for $8.00 per share.

The Company’s Board of Directors will carefully review the proposal with its financial and legal advisors and will determine the appropriate response in due course. The Company advises its shareholders not to take any action at this time in response to Yucaipa’s proposal, and instead to wait for the response of the Company’s Board of Directors.

ABOUT MORGANS HOTEL GROUP

Morgans Hotel Group Co. (NASDAQ: MHGC) is widely credited as the creator of the first “boutique” hotel and a continuing leader of the hotel industry’s boutique sector. Morgans Hotel Group operates Delano in South Beach and Marrakech, Mondrian in Los Angeles, South Beach and New York, Hudson in New York, Morgans and Royalton in New York, Shore Club in South Beach, Clift in San Francisco and Sanderson and St Martins Lane in London. Morgans Hotel Group has ownership interests or owns several of these hotels. Morgans Hotel Group has other property transactions in various stages of completion, including Delano properties in Las Vegas, Nevada; Cesme, Turkey; Moscow, Russia; and Cartagena, Colombia; Mondrian properties in London, England; Istanbul, Turkey; Doha, Qatar and Baha Mar in Nassau, The Bahamas; and a Hudson in London, England. Morgans Hotel Group also owns a 90% controlling interest in The Light Group, a leading lifestyle food and beverage company. For more information please visit www.morganshotelgroup.com.

Investor Contact:

Richard Szymanski

Morgans Hotel Group Co.

(212) 277-4188

Media Contacts:

Laura Buchman

Morgans Hotel Group Co.

(212) 277- 4118

Dan Gagnier/Nathaniel Garnick

Sard Verbinnen & Co

(212) 687-8080

Forward-Looking and Cautionary Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; our levels of debt, our ability to refinance our current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, our ability to access the capital markets and the ability of our joint ventures to do the foregoing; our history of losses; our ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in our industry and the markets where we invest; our ability to protect the value of our name, image and brands and our intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; and other risk factors discussed in Morgans Hotel Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and other documents filed by Morgans Hotel Group with the Securities and Exchange Commission from time to time. All forward-looking statements in this press release are made as of the date hereof, based upon information known to management as of the date hereof, and Morgans Hotel Group assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.